                                                                      EXHIBIT 10
EMB Corporation
575 Anton Blvd., #200
Costa Mesa, CA  92626

            AND WHEN RECORDED MAIL TO

HOME             EMB Corporation
STREET ADDRESS   575 Anton Blvd., #200
CITY & STATE     Costa Mesa, CA  92626

--------------------------------------SPACE ABOVE THIS LINE FOR RECORDER'S USE--

FORM 1     LONG FORM SECURITY (INSTALLMENT) LAND CONTRACT WITH POWER OF SALE
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THIS AGREEMENT, made and entered into this Thirtieth day of December, 1996, by and between EMB Corporation (Vendor's name), whose address is 575 Anton Blvd., #200, Costa Mesa, CA 92626 (hereinafter sometimes referred to as "Vendor"), and Holdfast Holdings, Ltd. (Vendee's name), whose address is Watergardens 5, Suite 14, Gibraltar (hereinafter sometimes referred to as "Vendee"), and Stewart Title Company of Monterey County (Herein after to be referred to as Trustee)

                             W I T N E S S E T H:

WHEREAS, Vendor is now the owner of certain real property situated in the County of Monterey, State of California, commonly known as AP NO. 442-091-009 AP NO. 422-091-062 (property street address), and described as follows:

SEE LEGAL DESCRIPTION ATTACHED HERETO MARKED EXHIBIT "A" AND INCORPORATED HEREIN BY THIS REFERENCE.



WHEREAS, Vendor has agreed to sell, and Vendee has agreed to buy said real property on the terms and conditions hereinafter set forth, WHEREAS, Vendor shall retain legal title as a security interest in said real property until the payment of the balance of the purchase price has been paid by Vendee to Vendor as set forth below, NOW, THEREFORE, THE PARTIES HERETO DO HEREBY AGREE AS FOLLOWS:
PURCHASE PRICE,
1. Vendor agrees to sell, and Vendee agrees to buy all of the aforedescribed real property for the sum of Four Million Dollars and XX Cents in (Total purchase price) ($4,000,000.00), lawful money of the United States, as hereinafter more fully set forth.
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REQUEST FOR NOTICE OF DEFAULT
2. In accordance with Section 2924b, Civil Code, request is hereby made by the undersigned Vendor and Vendee that a copy of any Notice of Default and a copy of any Notice of Sale under Deed of Trust recorded __________________________ in Book __________, Page ___________, Official Records of ________________ County,
California, as affecting above described property, executed by __________________________ as Trustor in which ________________________________
is named as beneficiary, and ___________________________ as Trustee, be mailed to Vendor and Vendee at address in paragraph 3 below.
NOTICES AND REQUEST FOR NOTICE
3. Notices required or permitted under this agreement shall be binding if delivered personally to party sought to be served or if mailed by registered or certified mail, postage prepaid in the United States mail to the following:

Vendor:  EMB Corporation
        ---------------------------------
         575 Anton Blvd., Suite #200            Trustee: STEWART TITLE
        ---------------------------------            Company of Monterey
         Costa Mesa, CA  92626                          County
        ---------------------------------            465 Tyler St.
Vendee:  Holdfast Holdings, Ltd.                     Monterey, CA   93940
        ---------------------------------
         Suite 14, Watergardens 5
        ---------------------------------
         Gibraltar  (c/o Professional Services, Ltd.)
        ---------------------------------
Vendor and Vendee hereby request that notice of default and notice of sale hereunder be mailed to them at the above address.
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PAYMENT OF PURCHASE PRICE
4.  Vendee shall pay said purchase price of $4,000,000.00 as follows:
        (a)  Vendee shall pay to Vendor the sum of $800,000.00 (Down Payment) as
                                                   -----------
        and for a down payment.
        (b) Vendee shall take subject to and pay the balance due on that certain note secured by a first trust deed on the above mentioned real property, the principal balance of which is $3,200,000.00, together with
                                                    -------------
        interest thereon at the rate of       percent per annum, payable in
        installments of Four Hundred Twenty Two Thousand Eight Hundred Sixty Six Dollars and Fifty Three Cents.
        $422,866.53, (annual payments amount) or more, on the 30th day of each
        -----------                                           ----
        December each and every year with the whole of the then outstanding
        --------
        balance thereof due on the 30th day of December 2006. Each such payment
                                   ----        --------
        includes payment of the following items under the terms of said note and trust deed:

                (1)  XXXXXXXXXXXXX                      (Strike out
                (2)  XXXXXXXXXXXXX                       inapplicable
                (3)  XXXXXXXXXXXXX                       items)
                (4)  XXXXXXXXXXXXX

        Payments shall be made by Vendee directly to beneficiary of said first trust deed at the following address:

                575 Anton Blvd., Suite 20
                ------------------------------------------------
                Costa Mesa, CA  92626
                ------------------------------------------------
              (if a second trust deed exists, complete (c) below)

        (c) Vendee shall take subject to and pay the balance due on that certain note secured by a second trust deed on the above mentioned real property, principal balance of which is $_______________ together with
        interest thereon at the rate of          percent per annum, payable in
        installments of $_____________(monthly payment amount) add "or more" beneficiary of the second must deed at the following address:

                ----------------------------------------------------------------

                ----------------------------------------------------------------

        (d) The balance of sold purchase price of $3,200,000.00 shall be paid by
                                                   ------------
        the Vendee to the Vendor and shall bear interest at the rate of twelve
                                                                        ------
        percent per annum of any balance unpaid. Bold sum shall be paid in installments of $422,866.53 on the 30th day of each December commencing
                         ----------        ----             --------
        on December 30th, 1997 and continuing thereafter until paid in full;
           -------------------
        each payment first to be credited to interest with balance to principal.

        This agreement will require ten years and 0 months to complete payment
                                    ---          ---
        in accordance with its terms.
        (e) If the owner and holder of the first encumbrance on sold real property requires that sold sums be paid into an impound account, Vendee shall pay said sums into sold impound account as set forth in paragraph 4 above.
        (f) Upon recordation of this Contract, Vendor and Vendee will obtain policies of title insurance from Stewart Title Company of Monterey County with costs to be borne by EMB Corporation.
        (g) Tax estimates on which this contract is based is the tax bill for fiscal year.
        (h) At any time (after the calender year in which this contract is recorded) [Strike if not appropriate.] Vendee may prepay without penalty all or any portion of balance due Vendor or on any other encumbrance on the property where the terms of such encumbrance to provide.
APPOINTMENT AND POWERS OF TRUSTEE
5. Upon recordation of this security land contract, Vendor Vendee irrevocably grant, transfer and assign their respective right, title and interest to the real property herein to Trustee, Stewart Title Company of Monterey County, in trust for the purpose of securing Vendor's and Vendee's obligations herein and confer upon Trustee the following powers:
        (a) Power to convey to Vendee legal title upon full satisfaction of Vendee's obligation to Vendor, upon instructions from Vendor or his successor in interest.
        (b) Power to foreclose under power of sale below, and have a deed upon foreclosure and sale. Sold deed shall convey the property without covenant or warranty, expressed or implied and any recitals contained therein of any matters or facts shall be conclusive proof of the truthfullness thereof. Any person, including Vendor, Vendee or Trustee may purchase at such sale. The parties do not intend hereby to alter in any manner, their rights as Vendor or Vendee, but rather to vest the Trustee with title so as to create powers coupled with an interest, and Vendor and Vendee shall retain the rights and obligations imposed upon them by California Civil Code section 2983 and all other applicable laws and statutes.
TITLE INSURANCE
6. Upon recordation of this security land contract, Stewart Title Company of Monteray County shall issue a joint protective policy of title insurance POSSESSION
7. Vendee shall be entitled to possession of sold real property upon recordation of this Security Agreement. Vendor's interest in the property is security for payment of balance owed Vendor, and for performance of all terms and conditions to be performed by Vendee.
        That as additional security Vendee hereby gives to and confers upon Vendor the right, power and authority, during the continuance of this agreement to collect the rents, issues and profits of said property, reserving unto Vendee the right, prior to any default by Vendee in payment of any indebtedness secured hereby or in performance of any agreement hereunder, to collect and retain such rents, issues and profits as they become due and payable. Upon any such default, Vendor may at any time without notice, either in person, by agent, or by a receiver to be appointed by a court, and without regard to the adequacy of any security for the indebtedness hereby secured enter upon and take possession of sold property or any part thereof in his own name sue for or otherwise collect such rents, issues and profits, including those past due and unpaid, and apply the same, loss costs and expenses of operations and collection, including reasonable attorney's fees, upon any indebtedness secured hereby, and in such order as Vendor may determine. The entering upon and taking possession of said property, the collection of such rents, issues and profits and the application thereof as aforsaid, shall not cure or waive any default hereunder or invalidate any act done pursuant to such notice.
BENEFICIARY STATEMENT
8. The Vendor or his authorized agent, shall, on the written demand of the Vendee or authorized agent, made at any time before, or within two months after, the recording of a notice of default under this contract, if the power of sale herein is to be exercised, or otherwise made more than 30 days prior to entry of the decree of foreclosure, and upon the payment of $15 or such other amount authorized by law, prepare and deliver to the person demanding it a written statement showing:
        (a) The amount of the unpaid balance of the obligation secured by this security land contract and the interest rate together with the total amounts, if any, of all overdue installments of either principal or interest, or both.
        (b) The amounts of periodic payments, if any.
        (c) The date on which the obligation is due in whole or in part.
        (d) The date to which real estate taxes and special assessments have been paid to the extent such information is known to the lender.
        (e) The amount of hazard insurance in effect and the term and premium of such insurance to the extent such information is known to the lender.
        (f) The amount in an account, if any, maintained for the accumulation of funds with which to pay taxes and insurance premiums.
        (g) The nature, and if known, the amount of any additional charges, costs or expenses paid or incurred by the Vendor which have become a lien on the real property as part of the obligation secured hereby.
TRUSTEE
9. Trustee's duties shall consist of the following. All references in this paragraph to Section 2924 et seq. shall be deemed to refer to sections of the California Civil Code.
        (a) Should Vendee fail to perform under terms of this Agreement and thus be in default of any of its provisions including but not limited to payment of any insurance, taxes and indebtedness to Vendor or to prior encumbrances, vendor may declare all sums due Vendor immediately due and payable by delivering to Trustee written declaration of default and demand for sale, and of written notice of default and of election to cause to be sold said property which notice Trustee shall cause to be filed for record. Vendor shall deposit with Trustee this Contract, and all documents evidencing expenditures secured thereby. Trustee shall then proceed to foreclose on property pursuant to provisions hereinbelow.
        (b) The trustee, or Vendor, shall first file for record, in the office of the recorder of each county wherein the property or some part or parcel thereof is situated, a notice of default, identifying the Contract by stating the name or names of the Vendee and giving the book and page where the same is recorded or a description of the property and containing a statement that a breach of the obligations for which such transfer in trust as security has occurred, and setting forth the nature of such breach and of his election to sell or cause to be sold such property to satisfy the obligation, and where the default is curable pursuant to Section 2924c, containing the statement specified in paragraph (1) of subdivision (b) of Section 2924c; (b) not less than three months shall thereafter elapse; and (c) after the lapse of the three months the trustee or other person authorized to make the sale shall give notice of sale stating the time and place thereof, in the manner and for a time not less than that set forth in Section 2924f. A recital in the deed executed pursuant to the power of sale of compliance with all requirements of law regarding the mailing of copies of notices for which requests have been recorded or the publication of a copy of the notice of default or the personal delivery of the copy of the notice of default or the posting of copies of the notice of sale or the publication of a copy thereof shall constitute prima facie evidence of compliance with such requirements and conclusive evidence thereof in favor of bona fide purchasers and encumbrancers for value and without notice.
        (c) Any person desiring a copy of any notice of default and of any notice of sale under this Contract as to which Contract the power of sale cannot be exercised until such notices are given for the time and in the manner provided in Section 2924 may, at any time subsequent to recordation of this Contract and prior to recordation of notice of default thereunder, cause to be filed for record in the office of the recorder of any county in which any part or parcel of the real property is situated, a duly acknowledged request for a copy of any such notice of default and of sale. This request shall be signed and acknowledged by the person making the request, specifying the name and address of the person to whom the notice is to be mailed, shall identify the Contract by stating the names of the parties thereto, the date of recordation thereof and the book and page where the same is recorded or the recorder's number and shall be in substantially the form set forth in Civil Code Section 2924b.
            The Vendor, trustee or other person authorized to record the notice of default, shall within 10 days following recordation of such notice of default deposit or cause to be deposited in the United States mail an envelope, registered and with postage prepaid, containing a copy of such notice with the recording date shown thereon, addressed to each person whose name and address are set forth in a duly recorded request therefor, directed to the address designated in said request, and at least 20 days before date of sale the Vendor, trustee or other person authorized to make the sale shall deposit or cause to be deposited in the United States mail an envelope registered and with postage prepaid, containing a copy of the notice of the time and place of sale, addressed to each person whose name and address are set forth in a request therefor recorded, within the time herein provided.
            A copy of notice of default and notice of sale shall be mailed to each person having recorded a deed of trust or mortgage with

        Vendee or his successor in interest in the property or any part thereof, or any beneficiary under a subordinate deed of trust or any other person having a subordinate lien or encumbrance of record thereon, at any time within three months of the recording of the notice of default under this Contract if the power of sale herein, is to be exercised, or, otherwise at any time prior to entry of the decree of foreclosure may pay to the Vendor or successors in interest, respectively, the entire amount then due under the terms of such Contract and the obligation secured hereby (including costs and expenses actually incurred in enforcing the terms of such Contract and trustee's or attorney's fees actually incurred not exceeding fifty dollars ($50) or one half of one percent of the unpaid principal sum secured whichever is greater, other than such portion of principal as would not then be due had no default occurred, and thereby cure the default theretofore existing, and thereupon, all proceedings theretofore had or instituted shall be dismissed or discontinued and the obligation and Contract shall be reinstalled and shall be and remain in force and effect, the same as if no such acceleration had occurred. The notice of any default described in this paragraph, recorded pursuant to Section 2924, and mailed to any person pursuant to Section 2924b, shall contain the following statement, printed or typed thereon:
                                    NOTICE
                You may have the right to cure the default described herein and reinstate your Security Land Contract, Section 2924c of the Civil Code permits certain defaults to be cured upon the payment of the amounts required by that section without requiring payment by you of that portion of principal and interest which would not be due had no default occurred. Where reinstatement is possible, if your default is not cured within three months following the recording of this notice, your right of reinstatement will terminate and your property may be sold.
                        To determine if reinstatement is possible and the
                amount, if any, necessary to cure your default, contact the Vendor or Trustee. The name and address of the Vendor and Trustee respectively as of the date of this notice is

                (Name) at                               (Address), and

                              (Name) at                               (Address).

        (e) Before any sale of property can be made under the power of sale contained in this Contract notice of the sale thereof must be given by posting a written notice of the time and place of sale, and describing the property to be sold, at least 20 days before the date of sale in one public place in the city where the property is to be sold, if the property is to be sold in a city, or, if not, then in one public place in the judicial district in which the property is to be sold, and publishing a copy thereof once a week for the same period. In some newspaper of general circulation published in the city in which the property or some part thereof is situated, if any part thereof is situated in a city, if not, then in some newspaper of general circulation published in the judicial district in which the property or some part thereof is situated, or in case no newspaper of general circulation is published in the city or judicial district, as the case may be, in some newspaper of general circulation published in the county in which the property or some part thereof is situated. A copy of such notice of sale shall also be posted in some conspicuous place on the property to be sold at least 20 days before date of sale. In addition to any other description of the property, the notice shall describe the property by giving its street address, if any, or other common designation, if any; but if a legal description of the property is given, the validity of the notice shall not be affected by the fact that the street address or other common designation recited is erroneous or that the street address or other common designation is omitted. The term newspaper of general circulation as used herein is as defined in Article I (commencing with Section 6000) of Chapter I, Division 7, Title I of the Government Code,

        (f) All sales of property under the power of sale contained in this Contract shall be held in the county where such property or some part thereof is situated, and shall be made at auction, to the highest bidder, between the hours of 9 in the morning and 5 in the afternoon. When the property consists of several known lots or parcels they shall be sold separately upon request of Vendee or any lien creditors with liens junior to Vendor; or when a portion of such property is claimed by a third person, and he requires it to be sold separately, such portion may be thus sold. The Vendee if present at the sale, may also direct the order in which property shall be sold, when such property consists of such several known lots or parcels which may be sold to advantage separately and the trustee shall follow such direction. After sufficient property has been sold to satisfy the indebtedness no more can be sold.
                If the property under power of sale is in two or more counties the public auction sale of all of the property under the power of sale may take place in any one of the counties where the property or a portion thereof is located.
                There may be a postponement of the sale proceedings at any time prior to the completion of the sale thereof at the discretion of the trustee, or if the Vendor instructs the trustee to postpone the sale proceedings. The notice of each postponement shall be given by public declaration by the trustee at the time and place last appointed for sale. Such public declaration of the postponement shall also set forth the new date, time, and place of sale, which place of sale shall be the same place as originally fixed by the trustee for the sale. No other notice of postponement need be given.
        (g) (i) Each and every bid made by a bidder at a trustee's sale under a power of sale contained in this Contract shall be deemed to be an irrevocable offer by that bidder to purchase the property being sold by the trustee under such power of sale for the amount of the bid. Any second or subsequent bid by the same bidder or any other bidder for a higher amount shall be a cancellation of the prior bid.
            (ii) At the trustee's sale the trustee shall have the right (1) to require every bidder to show evidence of his ability to deposit with the trustee the full amount of his final bid in cash, or the equivalent of cash in a form satisfactory to the trustee prior to and as a condition to the recognizing of such bid, and to conditionally accept and hold these amounts for the duration of the sale, and (2) to require the last and highest bidder to deposit, if not deposited previously, the full amount of his final bid in cash, or the equivalent of cash in a form satisfactory to the trustee, immediately prior to the completion of the sale, the completion of the sale being so announced by the fall of the hammer or in the other customary manner. The Vendor herein shall have the right to offset his bid(s) only to the extent of the total amount due him including the trustee's fees and expenses.
            (iii) If the trustee has not required the last and highest bidder to deposit the cash or equivalent in the manner set forth in subparagraph (ii) of subparagraph (g) above, the trustee shall complete the sale. If the last and highest bidder then fails to deliver to the trustee, when demanded, the amount of his final bid in cash, or the equivalent of cash in a form satisfactory to the trustee, such bidder shall be liable to the trustee for all damages which the trustee may sustain by the refusal to deliver to the trustee the amount of the final bid, including any court costs and reasonable attorney's fees.
            (iv) Any postponement or discontinuance of the sale proceedings shall be a cancellation of the last bid.
SUBSTITUTION OF TRUSTEES
10. Vendor, or any successor in ownership of any indebtedness secured hereby, may from time to time, by written instrument, substitute a successor or successors to any trustee named herein or acting hereunder, which instrument, executed by the Vendor and duly acknowledged and recorded in the office of the recorder of the county or counties where said property is situated, shall be conclusive proof of proper substitution of such successor trustee or trustees, who shall, without conveyance from the predecessor trustee, succeed to all its title, estate, rights, powers and duties. Said instrument must contain the name of the original Vendee, trustee and Vendor, hereunder, the book and page where this security land contract is recorded and the name and address of the new trustee.
AMENDMENT OF POWER OF SALE
11. In the event any changes, amendments or modifications are enacted to the Civil Code or other codes of the State of California affecting foreclosures under power of sale, trustee powers or other matters contained in this Contract, the provisions hereinabove shall be upon the effective date of such new legislation be deemed amended in conformity with such new legislation. Such provisions include but are not limited to, Div. III, Part Four, Title XIV, Chapter 2 of the Civil Code of the State of California.
DEFENSE OF ACTIONS
12. Vendee shall appear and defend Vendor or trustee in any action or proceeding brought against Vendor or trustee by a third person arising by reason of the relationship between the parties herein created by this contract or purporting to affect the security or rights of the Vendor or trustee and to pay all costs and expenses, including reasonable attorney's fees in any such action or proceeding in which Vendor or trustee may appear. If Vendee shall fail to appear and defend Vendor or trustee, any expense, including reasonably attorney's fees, incurred by Vendor or trustee in their own defense or in the defense of each other, shall be added to the balance due under this agreement and shall bear interest at the rate provided for in paragraph 4(d) above or at the maximum interest rate allowed by law, whichever is greater, until the same has been paid in full.
DELIVERY OF GRANT DEED UPON VENDEE'S PERFORMANCE
13. Trustee or Vendor shall deliver to Vendee a grant deed of the above real property as hereinabove provided for at such time as Vendee has paid to Vendor, as hereinabove provided, the entire balance due directly to Vendor under the provisions of Paragraph 4(d) above.
TAXES
14. Vendee hereby assumes and agrees to pay before delinquency any and all taxes and assessments hereafter falling due on said real property. If Vendee shall fail to pay any of said taxes or assessments on or before the due date thereof, Vendor may at his option, declare a default under this agreement or may pay said taxes and assessments and add any amounts so paid to the balance due Vendor under the terms of this agreement. Any sums so paid by Vendor and added to the balance due under this agreement, shall bear interest at the rate provided for herein or the maximum interest rate provided by law, whichever is greater, until the same has been paid in full.
INSURANCE
15. Vendee further agrees that from and after Vendee assumes possession of said property, and until such time as all balances due to Vendor have been paid, Vendee shall keep the buildings and other improvement now and hereafter placed on said real property insured to the actual fair market value thereof against any loss or damage by fire with an insurance company acceptable to Vendor and for the Vendor's benefit as his interest may appear, and shall provide public liability insurance on said property in reasonable amounts. Vendee agrees to pay all of the premiums therefor and to deliver copies of all policies and renewals thereof to Vendor. In the event the Vendee fails to provide such insurance or upon cancellation of such insurance, Vendor may obtain the insurance required by this paragraph and add to the balance due under this agreement the amount of any premium thereof. Such added sum shall bear interest at the rate provided in paragraph 14 above.
MAINTENANCE
16. Vendee further agrees, until the purchase price hereof has been paid, that he will maintain all buildings and improvements now or hereafter placed on said real property in a good and habitable state of repair to maintain the value thereof and to pay when due all claims for labor performed and materials furnished therefor.

RISK OF LOSS
17. After Vendee takes possession of said real property under the provisions of this contract, Vendee assumes all hazards of damage to or destruction of any improvements now on said real property or hereafter placed thereon and of the taking of said real property, or any part thereof, for public use; and agrees that no such damage, destruction or taking shall constitute a failure of consideration under this contract. In case any part of said real property is taken for public use, the portion of the condemnation award remaining after payment of reasonable expenses of procuring the same, shall be paid to Vendor and applied as payment on the purchase price hereunder or by payment to the beneficiary of a prior encumbrance as required by the terms of said encumbrance, unless said beneficiary and Vendor elect to allow the Vendee to apply all or a portion of such condemnation award to the rebuilding or restoration of any improvements damaged by such taking. In case of damage or destruction from a peril insured against, the proceeds of such insurance remaining after payment of the reasonable expenses of procuring the same, shall be devoted to the restoration or rebuilding of such improvements within a reasonable time unless the Vendee elects that said proceeds shall be paid to Vendor or prior encumbrances.
TIME
18.  Time is of the essence of this agreement.
ATTORNEY'S FEES
19. If any party to this agreement or any assignee of any party hereunder shall bring an action in any court of competent jurisdiction to enforce any covenant of this agreement, including any action to collect any payment required hereunder, or to quiet his title against the other party to this agreement, it is hereby mutually agreed that the prevailing party shall be entitled to reasonable attorney's fees and all costs and expenses in connection with said action, which sums shall be included in any judgment or decree entered in such action in favor of the prevailing party.
ASSIGNMENT OF CONTRACT
20. Vendee shall not transfer, sell or assign his interest in the real property unless such transfer, sale or assignment may be consummated without acceleration of any senior encumbrance on the property. In the event of an acceleration of any senior encumbrance (by reason of a transfer, sale or assignment by the Vendee) the total amount of unpaid principal and interest due under this contract shall be immediately due and payable to Vendor in order to protect the Vendor against the loss of his security interest herein.
BINDING EFFECT
21. This agreement binds the parties hereto, their heirs, legatees, devisees, administrators, executors, successors and assigns.
CONSTRUCTION
22. All words used in this agreement, including the words "Vendor" and "Vendee" shall be construed to include the plural as well as the singular number and words used herein in the present tense shall include the future, as well as the present, and words used in the masculine gender shall include the feminine and neuter gender.
IN WITNESS WHEREOF, the parties have hereunto executed this Agreement as of the date first above written.

--------------------------------                --------------------------------

--------------------------------                --------------------------------
        Vendor(s)                                          Vendee(s)
Trustee hereby acknowledges and accepts the powers hereinabove conferred, and agrees to act in accordance with the terms and conditions of this Security (Installment) Land Contract with Power of Sale.
Stewart Title Company of Monterey County, a California Corporation.
By
  --------------------------------------
NOTE: THE PARTIES HERETO ARE CAUTIONED THAT, BY COMPLETING AND EXECUTING THIS AGREEMENT, LEGAL RIGHTS AND DUTIES ARE CREATED. THEY ARE ADVISED TO SEEK INDEPENDENT LEGAL COUNSEL AS TO ALL MATTERS CONTAINED IN THIS DOCUMENT.

STATE OF CALIFORNIA     )
COUNTY OF               )ss.

On                      , before me, the undersigned, a Notary Public in and for
said State, personally appeared
known to me to be the person whose name is subscribed to the within instrument
and acknowledged that                                   executed the same.
                                        WITNESS my hand and official seal

                                        ----------------------------------------
                                                      NOTARY PUBLIC
                                            In and for said County and State

STATE OF CALIFORNIA     )
COUNTY OF               )ss.

On                      , before me, the undersigned, a Notary Public in and for
said State, personally appeared
known to me to be the person whose name is subscribed to the within instrument
and acknowledged that                                   executed the same.
                                        WITNESS my hand and official seal

                                        ----------------------------------------
                                                      NOTARY PUBLIC
                                            In and for said County and State

STATE OF CALIFORNIA     )
COUNTY OF               )ss.

On                      , before me, the undersigned, a Notary Public in and for
said State, personally appeared
known to me to be the                         of Stewart Title Company of
the corporation that executed the within instrument, known to me to be the person who executed the within instrument on behalf of the corporation therein named, and acknowledged to me that such corporation executed the within instrument pursuant to its By-Laws or a resolution of its Board of Directors.
                                        WITNESS my hand and official seal

                                        ----------------------------------------
                                                      NOTARY PUBLIC
                                            In and for said County and State
--------------------------------------------------------------------------------
---------------------------   ---------------DO NOT RECORD----------------------
   SECURITY (INSTALLMENT)     FOR CONVEYANCE OR FORECLOSURE SEND TO THE NEAREST
                              OFFICE OF STEWART TITLE COMPANY OF MONTEREY COUNTY
      LAND CONTRACT
                                        REQUEST FOR FULL CONVEYANCE
    WITH POWER OF SALE         To be used only when Contract has been satisfied.

       (LONG FORM)                              Dated__________________________
                               TO STEWART TITLE COMPANY OF Monterey County,
      STEWART TITLE            Trustee:
                               The undersigned is the legal owner and holder of
COMPANY OF MONTEREY COUNTY     all indebtedness secured by the within Contract.
                               All sums secured have been fully paid and
                               satisfied and you are hereby requested and
       AS TRUSTEE              directed, on payment to you of any sums owing to
                               you under the Contract, to cancel said security
                               (installment) and contract, and to convey, without warranty, to the parties designated, the estate now held by you under the same.

                                                --------------------------------
MAIL CONVEYANCE TO:                                          Vendor
STEWART TITLE COMPANY
OF MONTEREY COUNTY
465 TYLER ST.
MONTEREY, CA  93940

STATE OF        CALIFORNIA
         -----------------------
COUNTY OF       ORANGE
         -----------------------

On 12-30-96 before me, Elizabeth C. Cornish, Notary Public,
   --------            --------------------------------------------------
                                        (Name, Title of Officer)

personally appeared   *B. Joe Wimer*
                    -----------------------------------------------------

personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.


WITNESS my hand and official seal.

/s/ ELIZABETH C. CORNISH
-----------------------------------[Seal]
(Signature of Notary Public)                     ELIZABETH C. CORNISH
                                                    COMM.# 1018629
                                                 Notary Public - California
                                                    LOS ANGELES COUNTY
                                                 My Comm. Expires FEB 24, 1998

                                                 (This area for notarial seal)